UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVR PrB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 3, 2021, Invesco Mortgage Capital Inc., a Maryland corporation (the “Company”), IAS Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), and Invesco Advisers, Inc., a Delaware corporation (the “Manager”), entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with JMP Securities LLC and JonesTrading Institutional Services LLC (the “Placement Agents”), pursuant to which the Company may sell up to 75,000,000 shares of Common Stock, par value $0.01 per share (the “Common Shares”), from time to time through the Placement Agents or directly to the Placement Agents as principals for their own accounts (the “Common ATM Offering”).

The Common Shares were initially offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333- 229917), which became effective upon filing with the Securities and Exchange Commission (the “Commission”) on February 27, 2019 (the “2019 Registration Statement”). On February 18, 2022, the Company filed a new registration statement on Form S-3, which became effective upon filing with the Commission (the “Registration Statement”), to replace the expiring 2019 Registration Statement. Also on February 18, 2022, the Company filed a prospectus supplement pursuant to Rule 424(b)(5) related to the securities that remain unsold pursuant to the Common ATM Offering. This Current Report on Form 8-K (the “Report”) is being filed to provide exhibits to be incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

5.1	Legality Opinion of Venable LLP

8.1	Tax Opinion of Alston & Bird LLP

23.1	Consent of Venable LLP (contained in Exhibit 5.1)

23.2	Consent of Alston & Bird LLP (contained in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

By:	/s/ Rebecca S. Smith
Name:	Rebecca S. Smith
Title:	Vice President and Secretary

Dated: February 18, 2022